C

COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN
CHARLOTTE, NC AND NEW YORK, NY


SEE REVERSE FOR CERTAIN DEFINITIONS
AND LEGENDS

CUSIP 913016 30 9

THIS CERTIFIES THAT


is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 PER SHARE OF THE COMMON STOCK OF UNITED SURGICAL PARTNERS INTERNATIONAL, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the law of the State of Delaware and to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto affixed.

Dated:


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PRESIDENT

SECRETARY

COUNTERSIGNED AND REGISTERED:
FIRST UNION NATIONAL BANK
(CHARLOTTE, NORTH CAROLINA)
TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE


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UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM
TEN ENT
JT TEN

-D
-D
-D

as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as
tenants in common

UNIF GIFT MIN ACT-D                   Custodian
                                                    (Cust)

(Minor)
                                 Under Uniform Gifts to Minors
                                 Act
(State)

Additional abbreviations may also be used though not in the above list

For Value Received,

hereby sell(s), assign(s) and transfer(s) unto

        PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF
ASSIGNEE)






Shares of the capital stock represented by the within certificate, and do(es) hereby irrevocably constitute and appoint


Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.


Dated


NOTICE:

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) OF THE REGISTERED OWNER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN


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EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

SIGNATURE OF REGISTERED OWNER(S):





(SIGNATURE)

(SIGNATURE)

X
X

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934.

SIGNATURE(S) GUARANTEED BY:


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